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                                UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.   20549

                                FORM 8-K

                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) May 25, 2005


                        OHIO CASUALTY CORPORATION
        (Exact name of registrant as specified in its charter)

           OHIO                  0-5544          31-0783294
	(State or other
        jurisdiction            (Commission     (IRS Employer
	of incorporation)	File Number)	Identification No.)

                9450 Seward Road, Fairfield, Ohio    45014
        (Address of principal executive offices)   (Zip Code)

                             (513) 603-2400
        (Registrant's telephone number, including area code)

                               Not Applicable
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule l4a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01	Entry into a Material Agreement


On May 25, 2005, The Ohio Casualty Insurance Company (the "Company") entered into an agreement with the President of Insurance Operations Ms. Elizabeth
(Beth) M. Riczko. A copy of the agreement is attached as Exhibit 99.1 and hereby incorporated by reference into this Item 1.01.



ITEM 5.02(b)	Departure of Directors or Principal Officers


On May 25, 2005 the Company announced the resignation of President of Insurance Operations Ms. Elizabeth (Beth) M. Riczko effective June 3, 2005. A copy of the press release announcing Ms. Riczko's resignation is attached as Exhibit
99.2 and hereby incorporated by reference into this Item 5.02(b).



ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

	Exhibit No.	Description
        -----------     -----------


          99.1          Agreement between the Company and Ms. Elizabeth
                        (Beth) M. Riczko.

          99.2 Press release dated May 25, 2005 announcing the resignation of Ms. Elizabeth (Beth) M. Riczko, and posted on the Company's website at http://www.ocas.com.








                                SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                OHIO CASUALTY CORPORATION
                                -------------------------
                                     (Registrant)



                                 /s/  Debra K. Crane
May 27, 2005                    ---------------------------
                                Debra K. Crane, Senior Vice President,
                                  General Counsel and Secretary




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                                Exhibit Index
                                -------------

                        Current Report on Form 8-K
                            Dated May 25, 2005



        Exhibit No.     Description

          99.1          Agreement between the Company and Ms. Elizabeth (Beth)
                        M. Riczko.

          99.2 Press release dated May 25, 2005 announcing the resignation of Ms. Elizabeth (Beth) M. Riczko, and posted on the Company's website at http://www.ocas.com.












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